UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                September 1, 2003

                               BIOACCELERATE INC.

             (Exact name of registrant as specified in its charter)



     DELAWARE                                                 13-4032994
     --------                                                 ----------
(State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                          Identification No.)

16th Floor, 666 Third Avenue
New York, NY                                                   10017
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(Address of principal executive offices)                    (Zip Code)



                   REGISTRANT'S TELEPHONE NUMBER 212 697 1978



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF PHARMA MANUFACTURING SERVICES LIMITED
On September 1, 2003, Bioaccelerate Inc acquired all of the outstanding shares of stock of Pharma Manufacturing Services Limited, ("Pharma Manufacturing"), registered in England and based in London. Pharma Manufacturing Services Limited has applied with Companies House in the United Kingdom to change its name to Bioaccelerate Limited .The contract is attached as Exhibit 10.1

Established in 2000, Pharma Manufacturing Services Limited has acquired and developed interests in several Biotechnology companies.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On 24th July 2003, the Company changed its name to Bioaccelerate Inc, after signing a letter of intent to acquire Pharma Manufacturing Services Limited.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

At this time, it is impractical to file the requisite financial statements and pro forma financial information required. The Company expects to file such statements and information within sixty (60) days of the date when this Form 8-K is due to be filed.

EXHIBITS

10.1 ACQUISITION AGREEMENT relating to Pharma Manufacturing Services Limited


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2003

                                          BIOACCELERATE, INC.





                                         By: /s/ Linden Boyne
                                           -----------------------
                                                 Linden Boyne
                                                 President




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